UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2019

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

Constellation Brands, Inc. (“Constellation” or the “Company”) recognizes equity in earnings (losses) from its equity method investment in Canopy Growth Corporation (“Canopy”) on a two-month lag. Accordingly, Constellation will recognize its share of Canopy’s results of operations for the period January 1, 2019, through March 31, 2019, in its consolidated financial statements for the three months ended May 31, 2019. Based on the information Canopy provides to Constellation in connection with the Amended Investor Rights Agreement and information Canopy has publicly disclosed, Constellation has completed its analysis of the share of Canopy’s results of operations for the period January 1, 2019, through March 31, 2019, that Constellation expects to recognize for its fiscal quarter ended May 31, 2019. Constellation’s equity in earnings (losses) of Canopy is being recognized for the three months ended May 31, 2019, as appearing in the table below. Equity in earnings (losses) from the Canopy equity method investment is determined by adjusting Canopy’s reported International Financial Reporting Standards (“IFRS”) results to U.S. GAAP, and then recording the effect of basis differences which include, among other items, the amortization of the fair value adjustments associated with the definite-lived intangible assets over their estimated useful lives and the flow through of inventory step-up. After applying Constellation’s ownership percentage this amount is then converted from Canadian dollars to U.S. dollars using the weighted average exchange rate for January 1, 2019, through March 31, 2019.

The following table presents the impact on Constellation’s net income (loss) of the equity in earnings (losses) of Canopy’s results for the three months ended March 31, 2019, on a reported basis (GAAP), and the impact on Constellation’s net income (loss) of the equity in earnings (losses) on a comparable basis (Non-GAAP) recognized in the three months ended May 31, 2019:

Three Months Ended May 31, 2019
(U.S. dollars in millions)
Equity in earnings (losses) - reported basis, Canopy EIE (GAAP) (1)	$(106.0)
Benefit from income taxes (2)	27.8
Net income (loss) attributable to CBI - reported basis, Canopy EIE (GAAP) (1)	$(78.2)

Equity in earnings (losses) - reported basis, Canopy EIE (GAAP) (1)	$(106.0)
Comparable adjustments: (3)
Net loss on fair value financial instruments	38.7
Flow through of inventory step-up	5.6
Share-based compensation expense related to acquisition milestones	5.0
Acquisition costs	3.7
Other gains	(1.4)
51.6
Equity in earnings (losses) - comparable basis Canopy EIE (Non-GAAP) (1)	(54.4)
Benefit from income taxes (2)	15.6
Net income (loss) attributable to CBI - comparable basis, Canopy EIE (Non-GAAP) (1)	$(38.8)

[1]
The amounts shown represent 35.8%, or Constellation’s share, of Canopy’s results of operations from January 1, 2019, through March 31, 2019, reported in U.S. dollars. Constellation’s share of Canopy’s results of operations is determined based on our ownership interest as of March 31, 2019.

[2)	The effective tax rate applied to Constellation’s equity in earnings (losses) of Canopy is generally based on the tax rates of the legal entities that hold our investment in Canopy.

[3)	The effective tax rate applied to each comparable adjustment amount is generally based upon the jurisdiction in which the comparable adjustment was recognized.

The information in the table above is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The table above contains non-GAAP financial measures; referred to as “comparable” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the table of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, including those presenting the impact of the Company’s equity method investment in Canopy, are provided because management uses this information to monitor our investment in Canopy. In addition, the Company believes this information provides investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, the following items, including any related income tax effect, are excluded from comparable basis results, when appropriate:  unrealized net loss from the mark to fair value of securities measured at fair value and related activities; flow through of inventory step-up associated with acquisitions; share-based compensation expense related to acquisition milestones; acquisition costs; and other gains. In addition, comparable measures for Canopy equity earnings (losses), including any related income tax effect, are also excluded from certain comparable basis results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2019	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer